EXHIBIT 10(2)



                 AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT



          Amendment No. 2, dated as of this 16th day of June, 1995 (this "AMENDMENT NO. 2"), by and among HOMETOWN BANCORPORATION, INC., a Delaware Corporation having its principal place of business at 20 West Avenue, Darien, Connecticut 06820 (the "COMPANY"), THE BANK OF DARIEN, a Connecticut bank having its principal place of business at 20 West Avenue, Darien, Connecticut 06820 (the "BANK"), and Kevin E. Gage, an individual whose address is set forth opposite such individual's signature hereto (the "EMPLOYEE") to the Employment Agreement, dated as of January 2, 1991, as amended by Amendment No. 1 thereto dated as of November 8, 1993 (as so amended the "AGREEMENT"), between the Bank and the Employee.

          WHEREAS, the Employee continues to be employed by the Company and the Bank pursuant to the terms of the Agreement; and

          WHEREAS, the Company, the Bank and the Employee wish to amend the Agreement in certain respects as provided in this Amendment No. 2;

          NOW, THEREFORE, in consideration of the mutual agreements contained herein, the parties agree as follows:

          1. Section 8.3(b) of the Agreement is hereby amended to read in its entirety as follows:


               (b)   a lump-sum severance payment (the
          "SEVERANCE PAYMENT") equal to 2.99 x the Employee's annual base salary as of the Date of Termination.

          2. Except as amended by this Amendment No. 2, the terms of the Agreement shall remain in full force and effect; PROVIDED, HOWEVER, if any provision of this Amendment No. 2 shall be invalid or unenforceable in accordance with its terms, the
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 corresponding provision of the Agreement (without giving effect to this
 Amendment No. 2) shall be the agreement of the parties with respect to the subject matter of such provision.


                              HOMETOWN BANCORPORATION, INC.


                              By:   /s/ DOUGLAS D. MILNE, III
                                   Douglas D. Milne, III
                                   Chairman of the Board



                              THE BANK OF DARIEN



                              By:    /s/ DOUGLAS D. MILNE, III
                                   Douglas D. Milne, III
                                   Chairman of the Board


                                   /s/ KEVIN E. GAGE
 Address of Employee:              Kevin E. Gage, Employee

 27 Merry Lane
 Weston, CT  06883